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                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  February 25, 1998
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                           First Pacific Networks, Inc.
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                 (Exact name of registrant as specified in charter)

     Delaware                           0-20238                 77-074188
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(State or other jurisdiction          (Commission             (IRS Employer
    of incorporation)                  File Number)        Identification No.)

 871 Fox Lane, San Jose, California                                95131
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code     (408) 943-7600
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           (Former name or former address, if changed since last report)


                                         1.

           This Current Report, including exhibits, contains 4 pages.
                       The Exhibit Index is located on page 4.

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ITEM 5.

     On February 10, 1997, the Company voluntarily filed for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"). The petition was filed in the United States Bankruptcy Court for the Northern District of California - the San Jose Division (the "Court") and was assigned case number 97-5-1077. The Company is operating as debtor-in-possession under the Bankruptcy Code. The Company has limited capital available for reorganization and is seeking a strategic relationship or capital infusion for such purpose. Any trading of the Company's stock at this time should be considered highly speculative.

          On January 15, 1998, the Company entered into a Loan and Security Agreement (the "Agreement") with Asset Recovery Group, LLC, a Colorado limited liability company ("ARG") pursuant to which the Company may borrow in increments up to $600,000. Amounts borrowed under the Agreement will bear interest at a rate of 10% per annum and will have a super priority status and will be secured by all of the assets of the Company once the Company has borrowed the entire $600,000. The Court had previously approved the borrowing of $158,000 of funds under the Agreement as an interim bridge loan and on February 25, 1998 the Court signed an order granting final approval of the entire $600,000 borrowing and related Agreement. Mr. Donald G. Marquart a former co-founder, officer and director and current shareholder of the Company is a co-manager of ARG and an investor in ARG. The funds will be utilized to fund limited operations until a Plan of Reorganization jointly developed with the lender can be prepared, funded and confirmed. There can be no assurance that that adequate funding will be obtained from ARG to fund the entire Agreement or to adequately fund a Plan of Reorganization. The Company will pay a 10% finder's fee on the amounts borrowed under the Agreement.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statement of Business Acquired.
          Not Applicable.

(b)  Pro Forma Financial Information.
          Not Applicable.

(c)  Exhibits
          None.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PACIFIC NETWORKS, INC.



Date:  March 12, 1998              By: /s/ Kenneth W. Schneider
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                                       Kenneth W. Schneider
                                       Chief Financial Officer

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                                   EXHIBIT INDEX



Exhibit No.     Description
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                  Not Applicable